Exhibit 99.1

5300 Town and Country Blvd., Suite 500
Frisco, Texas 75034
Telephone: (972) 668-8834
Contact: Gary H. Guyton
Director of Planning and Investor Relations
Web Site: www.comstockresources.com

NEWS RELEASE

For Immediate Release

COMSTOCK RESOURCES, INC. REPORTS
SECOND QUARTER 2013 FINANCIAL AND OPERATING RESULTS

FRISCO, TEXAS, July 29, 2013 – Comstock Resources, Inc. ("Comstock" or the "Company") (NYSE: CRK) today reported financial and operating results for the quarter and six months ended June 30, 2013.  As previously reported, Comstock completed the divestiture of its West Texas operations on May 14, 2013, receiving proceeds of $823.7 million.  A gain on the sale of $230.6 million ($149.9 million after tax or $3.21 per share) was recognized in the quarter.  This gain and the operating results of the West Texas properties are reflected as discontinued operations in the Company's financial statements.

Financial Results for the Three Months and Six Months Ended June 30, 2013

Comstock reported net income of $129.7 million or $2.68 per share.  Included in net income was a net gain on sale of the Company's West Texas properties of $230.6 million ($149.9 million after tax or $3.21 per share).  Comstock reported a loss related to its continuing operations of $21.5 million or 45¢ per share for the three months ended June 30, 2013 as compared to income from continuing operations of $16.7 million or 35¢ per share for the three months ended June 30, 2012.

The second quarter of 2013 results from continuing operations include an impairment of oil and gas properties and unevaluated leases of $10.1 million ($6.6 million after tax or 14¢ per share) and an unrealized gain from derivative financial instruments of $0.6 million ($0.4 million after tax or 1¢ per share).  Results for the three months ended June 30, 2012 also include an unrealized gain from derivative financial instruments of $34.8 million ($22.6 million after tax or 49¢ per share), a gain of $20.3 million ($13.2 million after tax or 28¢ per share) from the sale of oil and gas properties and impairments of $5.3 million ($3.4 million after tax or 7¢ per share).

Comstock's production from continuing operations in the second quarter of 2013 was 551,000 barrels of oil and 14.2 billion cubic feet of natural gas or 17.5 billion cubic feet of natural gas equivalent ("Bcfe") as compared to the 24.5 Bcfe produced in the second quarter of 2012.  Oil production in the second quarter, which averaged 6,048 barrels of oil per day, grew 26% from the 4,803 barrels per day produced in the first quarter of 2013 and increased 20% from oil production in the second quarter of 2012.  Gas production declined 35% from 2012 due to the lack of drilling activity in the Company's Haynesville shale natural gas properties.

Comstock's average realized natural gas price improved by 86% to $3.71 per Mcf for the second quarter of 2013 as compared to $2.00 per Mcf realized in the second quarter of 2012.  The Company's average realized oil price, including hedging gains, decreased by 2% to $105.30 per barrel for the second quarter of 2013 as compared to $107.71 per barrel for the second quarter of 2012.  Oil and gas sales from continuing operations (including realized gains or losses from hedging) of $110.7 million for the second quarter increased by 19% as compared to 2012's second quarter sales of $93.0 million.  Operating cash flow from continuing operations (before changes in working capital accounts) was $66.0 million in the second quarter of 2013, which represented a 24% increase as compared to $53.4 million in the second quarter of 2012.  EBITDAX, or earnings before interest, taxes, depreciation, depletion, amortization, exploration expense and other noncash expenses, from continuing operations of $83.9 million in the second quarter of 2013, increased 28% over EBITDAX from continuing operations of $65.5 million in the second quarter of 2012.

Comstock reported net income of $102.6 million, or $2.12 per diluted share, for the six months ended June 30, 2013 as compared to net income of $8.5 million or 18¢ per diluted share for the six months ended June 30, 2012.  The loss from continuing operations for the first six months of 2013 was $46.0 million, or 95¢ per diluted share, as compared to income from continuing operations of $18.1 million or 38¢ per diluted share for the same period in 2012.

The 2013 results include an unrealized loss from derivative financial instruments of $8.1 million ($5.3 million after tax or 11¢ per diluted share), a gain of $7.9 million ($5.1 million or 11¢ per diluted share) on the sale of marketable securities and impairments of oil and gas properties and unevaluated leases of $12.6 million ($8.2 million after tax, or 17¢ per diluted share).  Results for the six months ended June 30, 2012 included  an unrealized gain on derivatives of $24.6 million ($16.0 million after tax or 34¢ per diluted share), a gain of $27.1 million ($17.6 million after tax or 38¢ per diluted share) from the sale of oil and gas properties, a gain on sale of marketable securities of $26.6 million ($17.3 million after tax or 37¢ per diluted share), and impairments of oil and gas properties and unevaluated leases of $6.7 million ($4.4 million or 9¢ per diluted share).

Oil production related to continuing operations for the six months ended June 30, 2013 increased 10% to 983,000 barrels as compared to 892,000 barrels for the same period in 2012.  Gas production decreased 32% to 29.8 Bcf for the first half of 2013 as compared to 44.0 Bcf for the same period 2012.  Comstock's average realized natural gas price increased 48% to $3.42 per Mcf for the first six months of 2013 as compared to $2.31 per Mcf for the first six months of 2012.  The Company's average realized oil price for the first six months of 2013 of $107.89 per barrel, including hedging gains, was 3% above 2012's average realized price of $104.97 per barrel.  Oil and gas sales increased by 6% to $208.0 million in the first six months of 2013 as compared to the sales in the first six months of 2012 of $195.5 million.  Operating cash flow (before changes in working capital accounts) of $122.3 million in the first six months of 2013 increased 6% from 2012's first six months operating cash flow of $115.0 million.  EBITDAX increased 13% to $156.4 million for the first six months of 2013 from the first six months of 2012 of $138.4 million.

The operations of the Company's West Texas operations are reflected as discontinued operations due to the sale of such properties, which was completed on May 14, 2013.  The Company's income attributable to the discontinued operations including the gain recognized on the sale was $151.2 million or $3.13 per diluted share in the second quarter of 2013 as compared to a loss of $9.5 million (20¢ per share) in the second quarter of 2012.  For the six months ended June 30, 2013, the income from discontinued operations including the gain on the sale was $148.6 million or $3.07 per share as compared to a net loss of $9.6 million or 20¢ per share for the same period in 2012.  Comstock received $823.7 million in cash proceeds for its West Texas properties and had a gain on the sale of $230.6 million ($149.9 million after tax or $3.21 per share).

2013 Drilling Results

Comstock reported on the results to date of its 2013 drilling program related to its continuing operations which is focused on developing its Eagle Ford oil shale properties in South Texas.  During the first six months of 2013, Comstock spent $128.7 million on its continuing development and exploration activities and $4.8 million on acreage and other acquisition costs.  Comstock drilled 25 horizontal oil wells (15.2 net) and two horizontal natural gas wells (2.0 net) and had six oil wells (3.7 net) drilling at June 30, 2013.

Since the beginning of 2013, the Company has completed 25 (15.4 net) horizontal Eagle Ford shale wells including six (3.8 net) wells drilled in 2012.  The 25 Eagle Ford shale wells that were completed had an average per well initial production rate of 796 barrels of oil equivalent ("BOE") per day.  The four wells with the highest initial production rates were Forrest Wheeler C #1H, Swenson B #1H, Swenson A #1H and Swenson B #2H.  These wells are located in McMullen County and had initial production rates of 1,337, 1,322, 1,222 and 1,143 BOE per day, respectively.  Beginning in June, the Company had six operated rigs drilling in the Eagle Ford shale program, an increase from the three rigs that were drilling in the first quarter.

The two natural gas wells were completed in the Bossier shale formation in DeSoto Parish, Louisiana in July and had an average per well initial production rate of 9 million cubic feet of natural gas per day under a restricted 16/64 inch choke.

Comstock has planned a conference call for 9:30 a.m. Central Time on July 30, 2013, to discuss the operational and financial results for the second quarter of 2013.  Investors wishing to participate should visit the Company's website at www.comstockresources.com for a live web cast or dial 1-866-318-8614 (international dial-in use 617-399-5133) and provide access code 42675964 when prompted.  If you are unable to participate in the original conference call, a web replay will be available approximately 24 hours following the completion of the call on Comstock's website at www.comstockresources.com.  The web replay will be available for approximately one week.  A replay of the conference call will be available beginning at 12:30 p.m. ET July 30, 2013 and will continue until 11:59 p.m. August 6, 2013.  To hear the replay, call 888-286-8010 (617-801-6888 if calling from outside the US).  The conference call ID number is 58926292.

This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein.  Although the Company believes the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct.

Comstock Resources, Inc. is an independent energy company based in Frisco, Texas and is engaged in oil and gas acquisitions, exploration and development primarily in Texas and Louisiana.  The Company's stock is traded on the New York Stock Exchange under the symbol CRK.

COMSTOCK RESOURCES, INC.
OPERATING RESULTS
(In thousands, except per share amounts)

		Three Months Ended June 30,		Six Months Ended June 30,
		2013	2012	2013	2012

	Revenues:
	Oil and gas sales	$107,820	$90,329	$202,840	$194,101
	Gain on sale of oil and gas properties	81	20,338	81	27,065
	Total revenues	107,901	110,667	202,921	221,166

	Operating expenses:
	Production taxes	3,883	2,861	6,004	6,108
	Gathering and transportation	4,354	7,106	8,556	14,821
	Lease operating	12,962	12,193	26,168	25,651
	Exploration(1)	9,754	37	12,347	1,390
	Depreciation, depletion and amortization	85,244	85,675	170,211	162,986
	General and administrative	9,056	9,033	17,843	17,831
	Impairment of oil and gas properties	652	5,301	652	5,350
	Total operating expenses	125,905	122,206	241,781	234,137

	Operating loss	(18,004)	(11,539)	(38,860)	(12,971)

	Other income (expenses):
	Gain on sale of marketable securities	—	—	7,877	26,621
	Realized gain from derivatives	2,881	2,719	5,201	1,365
	Unrealized gain (loss) from derivatives	640	34,797	(8,127)	24,610
	Other income	196	283	441	522
	Interest expense(2)	(19,240)	(13,351)	(36,818)	(25,654)
	Total other income (expenses)	(15,523)	24,448	(31,426)	27,464

	Income (loss) before income taxes	(33,527)	12,909	(70,286)	14,493
	Benefit from income taxes	11,996	3,801	24,238	3,634
	Income (loss) from continuing operations	(21,531)	16,710	(46,048)	18,127
	Income (loss) from discontinued operations, net of income taxes	151,236	(9,545)	148,609	(9,587)
	Net income	$129,705	$7,165	$102,561	$8,540

	Net income (loss) per share:
Basic	— income (loss) from continuing operations	$(0.45)	$0.35	$(0.95)	$0.38
	— income (loss) from discontinued operations	3.13	(0.20)	3.07	(0.20)
	— net income	$2.68	$0.15	$2.12	$0.18

Diluted	— income (loss) from continuing operations	$(0.45)	$0.35	$(0.95)	$0.38
	— income (loss) from discontinued operations	3.13	(0.20)	3.07	(0.20)
	— net income	$2.68	$0.15	$2.12	$0.18

	Dividends per common share	$0.125	$—	$0.125	$—

Weighted average shares outstanding:
	Basic	46,754	46,426	46,742	46,399
	Diluted	46,754	46,426	46,742	46,399

(1)    Includes impairments of unevaluated leases of $9.5  million, $— million, $11.9 million and $1.3 million in the three months and six months ended June 30, 2013 and 2012, respectively.
(2)    $0.7 million, $3.1 million, $1.7 million and $6.2 million of interest expense was capitalized for the three months and six months ended June 30, 2013 and 2012, respectively.

COMSTOCK RESOURCES, INC.
OPERATING RESULTS
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012

OPERATING CASH FLOW:

Net income	$129,705	$7,165	$102,561	$8,540
Reconciling items:
Income from discontinued operations	(151,236)	9,545	(148,609)	9,587
Deferred income taxes	(11,993)	(3,685)	(24,238)	(3,435)
Depreciation, depletion and amortization	85,244	85,675	170,211	162,986
Impairment of oil and gas properties	652	5,301	652	5,350
Dry hole costs and lease impairments	9,465	—	11,908	1,315
Gain on sale of assets	(81)	(20,338)	(7,958)	(53,686)
Unrealized (gain) loss on derivatives	(640)	(34,797)	8,127	(24,610)
Debt issuance cost and discount amortization	1,631	1,159	3,218	2,103
Stock-based compensation	3,222	3,325	6,440	6,860
Operating cash flow from continuing operations	65,969	53,350	122,312	115,010
Excess income taxes from stock-based compensation	273	265	2,015	1,670
Decrease (increase) in accounts receivable	(3,790)	12,810	(20,760)	17,880
Decrease (increase) in other current assets	(237)	(2,999)	243	(2,889)
(Decrease) increase in accounts payable and accrued expenses	(20,310)	(62,611)	11,917	(14,283)
Net cash provided by continuing operations	41,905	815	115,727	117,338
Net cash provided by discontinued operations(1)	(31,244)	7,903	(7,715)	24,510
Net cash provided by operating activities	$10,661	$8,718	$108,012	$141,898

(1) $1.2 million, $6.7 million, $6.7 million and $11.8 million for the three months and six months ended June 30, 2013 and 2012, respectively, excluding working capital changes.

EBITDAX:

Net income (loss) from continuing operations	$(21,531)	$16,710	$(46,048)	$18,127
Interest expense	19,240	13,351	36,818	25,654
Benefit from income taxes	(11,996)	(3,801)	(24,238)	(3,634)
Depreciation, depletion and amortization	85,244	85,675	170,211	162,986
Exploration	9,754	37	12,347	1,390
Impairments of oil and gas properties	652	5,301	652	5,350
Gain on sale of assets	(81)	(20,338)	(7,958)	(53,686)
Unrealized (gain) loss from derivatives	(640)	(34,797)	8,127	(24,610)
Stock-based compensation	3,222	3,325	6,440	6,860
EBITDAX from continuing operations	83,864	65,463	156,351	138,437
EBITDAX from discontinued operations	4,684	7,901	13,651	13,960
Total EBITDAX	$88,548	$73,364	$170,002	$152,397

	As of
	June 30, 2013	December 31, 2012

BALANCE SHEET DATA:

Cash and cash equivalents	$263,737	$4,471
Marketable securities	—	12,312
Derivative financial instruments	3,524	11,651
Other current assets	67,245	46,652
Assets of discontinued operations	—	518,934
Property and equipment, net	1,909,809	1,958,687
Other	17,907	19,944
Total assets	$2,262,222	$2,572,651

Current liabilities	$122,126	$112,893
Liabilities of discontinued operations	—	33,280
Long-term debt	883,324	1,324,383
Deferred income taxes	209,529	149,901
Other non-current liabilities	18,862	18,660
Stockholders' equity	1,028,381	933,534
Total liabilities and stockholders' equity	$2,262,222	$2,572,651

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Three Months Ended June 30, 2013
	East Texas/ North Louisiana	South Texas		Other	Continuing Operations	Discontinued Operations	Total
Oil production (Mbbls)	16	530		5	551	96	647
Gas production (MMcf)	12,038	1,782		386	14,206	141	14,347
Total production (MMcfe)	12,132	4,962		415	17,509	720	18,229

Oil sales	$1,453	$53,128		$492	$55,073	$8,043	$63,116
Oil hedging gains(1)	—	—		—	2,881	—	2,881
Total oil sales including hedging	1,453	53,128		492	57,954	8,043	65,997
Natural gas sales	43,145	7,969		1,633	52,747	783	53,530
Total oil and gas sales and realized gains from derivatives	$44,598	$61,097		$2,125	$110,701	$8,826	$119,527

Average oil price (per barrel)	$94.00	$100.23		$101.36	$100.06	$83.34	$97.57
Average oil price including hedging (per barrel)	$94.00	$100.23		$101.36	$105.30	$83.34	$102.02
Average gas price (per Mcf)	$3.58	$4.47		$4.23	$3.71	$5.55	$3.73
Average price (per Mcfe)	$3.68	$12.31		$5.12	$6.16	$12.26	$6.40
Average price including hedging (per Mcfe)	$3.68	$12.31		$5.12	$6.32	$12.26	$6.56

Production taxes	$929	$2,810		$144	$3,883	$427	$4,310
Gathering and transportation	$3,479	$782		$93	$4,354	$170	$4,524
Lease operating	$6,755	$5,482		$725	$12,962	$3,545	$16,507

Production taxes (per Mcfe)	$0.08	$0.57		$0.35	$0.22	$0.59	$0.24
Gathering and transportation (per Mcfe)	$0.29	$0.16		$0.22	$0.25	$0.24	$0.25
Lease operating (per Mcfe)	$0.55	$1.10		$1.75	$0.74	$4.92	$0.90

Oil and Gas Capital Expenditures:
Exploratory leasehold	$—	$2,600		$—	$2,600	$2,653	$5,253
Development leasehold	49	50		—	99	—	99
Development drilling	9,259	62,461		—	71,720	32,077	103,797
Other development	196	692		9	897	700	1,597
Total	$9,504	$65,803	(2)	$9	$75,316	$35,430	$110,746

(1)    Reported as realized gain from derivatives in operating results.
(2)    Net of acreage and facility reimbursements received of $13.4 million from joint venture partner.

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Three Months Ended June 30, 2012
	East Texas/ North Louisiana	South Texas	Other	Continuing Operations	Discontinued Operations	Total
Oil production (Mbbls)	20	425	14	459	124	583
Gas production (MMcf)	19,012	2,210	526	21,748	145	21,893
Total production (MMcfe)	19,129	4,762	613	24,504	885	25,389

Oil sales	$1,860	$43,385	$1,502	$46,747	$9,520	$56,267
Oil hedging gains(1)	—	—	—	2,719	—	2,719
Total oil sales including hedging	1,860	43,385	1,502	49,466	9,520	58,986
Natural gas sales	36,594	5,656	1,332	43,582	887	44,469
Total oil and gas sales and realized gains from derivatives	$38,454	$49,041	$2,834	$93,048	$10,407	$103,455

Average oil price (per barrel)	$95.33	$101.98	$104.92	$101.79	$77.19	$96.58
Average oil price including hedging (per barrel)	$95.33	$101.98	$104.92	$107.71	$77.19	$101.25
Average gas price (per Mcf)	$1.92	$2.56	$2.53	$2.00	$6.12	$2.03
Average price (per Mcfe)	$2.01	$10.30	$4.62	$3.69	$11.76	$3.97
Average price including hedging (per Mcfe)	$2.01	$10.30	$4.62	$3.80	$11.76	$4.07

Production taxes	$606	$1,992	$263	$2,861	$519	$3,380
Gathering and transportation	$6,244	$735	$127	$7,106	$232	$7,338
Lease operating	$7,977	$3,135	$1,081	$12,193	$1,755	$13,948

Production taxes (per Mcfe)	$0.03	$0.42	$0.43	$0.12	$0.59	$0.13
Gathering and transportation (per Mcfe)	$0.33	$0.15	$0.21	$0.29	$0.26	$0.29
Lease operating (per Mcfe)	$0.42	$0.66	$1.76	$0.49	$1.98	$0.55

Oil and Gas Capital Expenditures:
Exploratory leasehold	$1,774	$1,611	$—	$3,385	$4,373	$7,758
Development leasehold	84	—	—	84	—	84
Exploratory drilling	200	1,923	—	2,123	—	2,123
Development drilling	22,336	72,124	—	94,460	44,541	139,001
Other development	(42)	218	(18)	158	(336)	(178)
Total	$24,352	$75,876	$(18)	$100,210	$48,578	$148,788

(1)    Reported as realized gain from derivatives in operating results.

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Six Months Ended June 30, 2013
	East Texas/ North Louisiana	South Texas		Other	Continuing Operations	Discontinued Operations	Total
Oil production (Mbbls)	32	940		11	983	270	1,253
Gas production (MMcf)	25,437	3,563		834	29,834	410	30,244
Total production (MMcfe)	25,627	9,204		899	35,730	2,031	37,761

Oil sales	$2,957	$96,674		$1,182	$100,813	$22,777	$123,590
Oil hedging gains(1)	—	—		—	5,201	—	5,201
Total oil sales including hedging	2,957	96,674		1,182	106,014	22,777	128,791
Natural gas sales	84,302	14,440		3,285	102,027	2,348	104,375
Total oil and gas sales and realized gains from derivatives	$87,259	$111,114		$4,467	$208,041	$25,125	$233,166

Average oil price (per barrel)	$93.79	$102.83		$108.22	$102.60	$84.30	$98.65
Average oil price including hedging (per barrel)	$93.79	$102.83		$108.22	$107.89	$84.30	$102.80
Average gas price (per Mcf)	$3.31	$4.05		$3.94	$3.42	$5.73	$3.45
Average price (per Mcfe)	$3.40	$12.07		$4.97	$5.68	$12.37	$6.04
Average price including hedging (per Mcfe)	$3.40	$12.07		$4.97	$5.82	$12.37	$6.17

Production taxes	$698	$5,030		$276	$6,004	$1,120	$7,124
Gathering and transportation	$7,036	$1,394		$126	$8,556	$501	$9,057
Lease operating	$14,248	$10,194		$1,726	$26,168	$9,853	$36,021

Production taxes (per Mcfe)	$0.03	$0.55		$0.31	$0.17	$0.55	$0.19
Gathering and transportation (per Mcfe)	$0.27	$0.15		$0.14	$0.24	$0.25	$0.24
Lease operating (per Mcfe)	$0.56	$1.11		$1.92	$0.73	$4.85	$0.95

Oil and Gas Capital Expenditures:
Exploratory leasehold	$—	$4,539		$—	$4,539	$8,856	$13,395
Development leasehold	49	234		—	283	—	283
Development drilling	12,306	113,202		—	125,508	81,735	207,243
Other development	1,272	1,829		64	3,165	880	4,045
Total	$13,627	$119,804	(2)	$64	$133,495	$91,471	$224,966

(1)    Reported as realized gain from derivatives in operating results.
(2)    Net of acreage and facility reimbursements received of $21.5 million from joint venture partner.

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Six Months Ended June 30, 2012
	East Texas/ North Louisiana	South Texas	Other	Continuing Operations	Discontinued Operations	Total
Oil production (Mbbls)	47	828	17	892	197	1,089
Gas production (MMcf)	38,112	4,870	1,061	44,043	272	44,315
Total production (MMcfe)	38,392	9,837	1,167	49,396	1,451	50,847

Oil sales	$4,611	$85,859	$1,805	$92,275	$16,633	$108,908
Oil hedging gains(1)	—	—	—	1,365	—	1,365
Total oil sales including hedging	4,611	85,859	1,805	93,640	16,633	110,273
Natural gas sales	84,096	14,792	2,938	101,826	1,691	103,517
Total oil and gas sales and realized gains from derivatives	$88,707	$100,651	$4,743	$195,466	$18,324	$213,790

Average oil price (per barrel)	$98.91	$103.70	$103.10	$103.44	$84.61	$100.04
Average oil price including hedging (per barrel)	$98.91	$103.70	$103.10	$104.97	$84.61	$101.29
Average gas price (per Mcf)	$2.21	$3.04	$2.77	$2.31	$6.22	$2.34
Average price (per Mcfe)	$2.31	$10.23	$4.06	$3.93	$12.63	$4.18
Average price including hedging (per Mcfe)	$2.31	$10.23	$4.06	$3.96	$12.63	$4.20

Production taxes	$1,407	$4,283	$418	$6,108	$909	$7,017
Gathering and transportation	$13,077	$1,507	$237	$14,821	$409	$15,230
Lease operating	$16,638	$6,854	$2,159	$25,651	$3,046	$28,697

Production taxes (per Mcfe)	$0.04	$0.44	$0.36	$0.12	$0.63	$0.14
Gathering and transportation (per Mcfe)	$0.34	$0.15	$0.20	$0.30	$0.28	$0.30
Lease operating (per Mcfe)	$0.43	$0.70	$1.85	$0.52	$2.10	$0.56

Oil and Gas Capital Expenditures:
Acquisitions	$—	$—	$—	$—	$3,235	$3,235
Exploratory leasehold	3,369	3,099	—	6,468	8,014	14,482
Development leasehold	429	1,216	—	1,645	—	1,645
Exploratory drilling	568	2,328	—	2,896	—	2,896
Development drilling	90,544	136,562	—	227,106	79,057	306,163
Other development	984	825	131	1,940	—	1,940
Total	$95,894	$144,030	$131	$240,055	$90,306	$330,361

(1)    Reported as realized gain from derivatives in operating results.